                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               OCTOBER 13, 2000 (Date of earliest event reported)
                       Commission file number: 001-13171


                            EVERGREEN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


                 COLORADO                                  84-0834147
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                     Identification No.)


                          1401 17TH STREET, SUITE 1200
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)
                                   (Zip code)


                                 (303) 298-8100
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     Evergreen Resources, Inc. has filed with the Securities and Exchange Commission (the "Commission") a preliminary prospectus supplement relating to the offering of shares of its common stock. The shares are part of a shelf registration statement declared effective by the Commission on May 24, 1999 relating to the issuance from time to time of equity and debt securities having a maximum aggregate offering price of $150 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed herewith:

          Exhibit No.     Description of Exhibit
          -----------     ----------------------
             23.1         Consent of BDO Seidman, LLP
             23.2         Consent of Resource Services International, Inc.
             23.3         Consent of Netherland, Sewell & Associates, Inc.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Evergreen Resources, Inc.

                                   By: /s/ Kevin R. Collins
                                      -----------------------------
                                      Kevin R. Collins
                                      Vice President and Chief Financial Officer


Date: October 13, 2000